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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2007

                           EDGEWATER TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                       0-20971                71-0788538
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                       Identification No.)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880

       Registrant's telephone number, including area code: (781) 246-3343

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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     On July 2, 2007, Edgewater Technology, Inc. ("Edgewater" or the "Company")
issued a press release regarding the matters set forth below. Information set forth in Item 8.01 is being furnished, as opposed to filed, in accordance with Instruction B.2 to Form 8-K.

ITEM 8.01    OTHER EVENTS

     Edgewater entered into a definitive Asset Purchase Agreement, dated as of July 2, 2007 (the "Purchase Agreement"), by and among Edgewater and certain stockholders of Alecian Corporation ("Alecian"), providing for the acquisition of certain assets of Alecian.

     Acquisition of Alecian Corporation.: On July 2, 2007, Edgewater Technology, Inc., a Delaware corporation, acquired certain assets of Alecian, pursuant to the terms of a Purchase Agreement (the "Closing").

     The Company paid to the shareholders of Alecian up front cash consideration of $500 thousand. In addition, an Earnout Agreement was entered into in connection with the Purchase Agreement, and it specifies additional earnout consideration that could be payable to the former Alecian stockholders. Earnout payments are conditioned upon the attainment of certain performance measurements for the Alecian business over the next 12 months. Assuming all performance measurements are met within predetermined performance ranges, additional earnout consideration of approximately $1.0 million would be payable to the shareholders of Alecian.

     Strategic Objectives for Alecian Acquisition: Edgewater believes that acquiring Alecian will further expand Edgewater's CPM offering and will achieve the following additional strategic goals:

          o    Be immediately accretive to earnings;
          o    Enhance Edgewater's CPM offerings;
          o    Strengthen the delivery of financial management solutions;
          o    Provide additional scale to our national CPM/BI practice; and
          o    Be highly leveragable with Company's other business offerings


     Source of Funds: The acquisition will be accounted for as an asset purchase. The $500 thousand in upfront cash was funded from Edgewater's working capital. It is expected that any of the remaining earnout consideration, if payable, also will be funded from Edgewater's working capital.

     Description of Business of Acquired Entity: Alecian is a strategic technology and business consulting firm that specializes in delivering financial management solutions to organizations making strategic and operational management decisions within today's stringent reporting and regulatory environment.

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     No Financial Statements relating to the acquisition of Alecian are required pursuant to Rule 3-05 of Regulation S-X.

(b)  Pro forma financial information.

     No pro forma financial information relating to the acquisition of Alecian are required pursuant to Article 11 of Regulation S-X.

(d)  Exhibits.

Exhibit Number      Description of Exhibit
--------------      ----------------------

99.1                Edgewater Technology, Inc. Press Release dated July 2, 2007.


                                      * * *

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements made with respect to the expected accretive impact of the Alecian acquisition. The forward looking statements included in the Press Release relate to future events or our future financial conditions or performance, Words such as "targeting," "expected," "will," "are," "provide," "continue," "remain," "optimistic" or the negative thereof or variations thereon and similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments that are believed to be reasonable as of the date of this Press Release. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecast, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (1) the inability to promptly and effectively integrate Alecian into the Company's operations, culture and back office administrative support areas; (2) loss of one or more key customers or key employees (3) changes in industry trends, such as decline in the demand for business intelligence and performance management solutions, custom development and system integration services and/or spending delays with existing information technology services projects; (4) failure to obtain new customers or retain significant existing customers; (5) loss of key executives; (6) general economic and business conditions (whether foreign, national, state or local) which include but are not limited to changes in interest or currently exchange rates and the overall demand for information technology services and/or spending delays for existing information technology services; (7) lack of available growth opportunities; and
(8) the inability to maintain, sustain or grow revenues. Actual events or results may differ materially from those discussed, contemplated, forecasted, estimated, anticipated, planned or implied in the forward-looking statements as

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a result of the various factors described above and those further set forth under the heading "Business- Factors Affecting Finances, Business Prospects and Stock Volatility" in the Company's Form 10-K filed with the Securities and Exchange Commission on March 14, 2007. These factors may cause our actual results to differ materially from those contemplated, projected, anticipated, planned or budgeted in any such forward-looking statements.

     Although we believe that the expectations in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, growth, earnings per share or achievements. However, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. We are under no duty to update any of the forward-looking statements after the date of this Press Release to conform such statements to actual results.

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SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 2, 2007

                                    EDGEWATER TECHNOLOGY, INC.

                                    By:  /s/ Kevin R. Rhodes
                                        ----------------------------------------
                                    Name:  Kevin R. Rhodes
                                    Title: Chief Financial Officer
                                    (Principal Financial and Accounting Officer)